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                                                                    EXHIBIT 10.9

                           ART TECHNOLOGY GROUP, INC.
                   2005 EXECUTIVE MANAGEMENT COMPENSATION PLAN

      The executive officers of ATG are eligible to participate in this plan, subject to the execution by the executive officer of the Terms and Conditions of Participation set forth as Exhibit A to this plan. The target bonus payout for the indicated periods and the applicable performance metrics for each executive officer are as follows:



TITLE                        PERIOD              TARGET BONUS PAYOUT (AT   PERFORMANCE METRICS
                                                 100% OF PERFORMANCE
                                                 METRICS)
CEO                          Annual*             $175,000                  40% ATG Operating Profit**
                                                                           40% ATG Revenue
                                                                           20% MBOs
CFO                          Annual*             $100,000                  50% ATG Operating Profit**
                                                                           30% ATG Revenue
                                                                           20% Cash Mgmt
SVP SALES                    Annual*             $40,000                   100% ATG Operating Profit**
                             Quarterly           $40,000/quarter           90% ATG Revenue and Bookings
                                                 ($160,000/year)           10% CSS Renewals
SVP MARKETING                Annual*             $100,000                  30% ATG Operating Profit**
                                                                           40% ATG Revenue
                                                                           30% Marketing Initiatives
SVP HUMAN RESOURCES          Annual*             $80,000                   40% ATG Operating Profit**
                                                                           20% ATG Revenue
                                                                           25% HR Initiatives/MBOs
                                                                           15% Employee Satisfaction
SVP PRODUCTS & TECHNOLOGY    Annual*             $88,000                   30% ATG Operating Profit**
                                                                           30% ATG Revenue
                                                                           30% Product Initiatives/MBOs
                                                                           10% Customer Satisfaction

* No bonus will be paid for the annual period unless ATG achieves, at minimum, 50% of its operating profit goal for 2005.

** In measuring the ATG operating profit, restructuring charges are excluded but amortization is included.

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                                                                       EXHIBIT A
                      TERMS AND CONDITIONS OF PARTICIPATION
                 ATG 2005 EXECUTIVE MANAGEMENT COMPENSATION PLAN

1. No incentive payments will be paid unless you are actively employed by ATG at the time incentive payments are made, or unless otherwise provided in a separate written agreement between you and ATG. Payments are generally made six to twelve weeks following the end of the applicable period if approved financial statements are available.

2. These payments are offered as an incentive, but are not guaranteed. ATG (including the Compensation Committee of ATG's Board of Directors) reserves the sole right to make changes to any and all terms and conditions of the 2005 Executive Management Compensation Plan due to changes in business conditions, performance of the executive or the company or other factors, at the sole discretion of the Compensation Committee of ATG's Board of Directors.

3. ATG reserves the right to make goal substitutions to meet changing business requirements. There may be additional deliverables not explicitly detailed in the attached MBO listing, as specified by ATG Management.

4. Participation in the 2005 Executive Management Compensation Plan is no guarantee of participation in any subsequent plans. The company reserves the sole right to designate participants, and to make any and all changes to a participant's yearly plan.

5. The final payout amount must be approved by the Compensation Committee of ATG's Board of Directors, including payout of any amounts over 100% of target and partial payments when targets are partially achieved. Additional factors may be considered in determining the final payout amount.

6. In all circumstances, the amount and timing of any incentive payment are solely within the discretion of the Compensation Committee of ATG's Board of Directors, regardless of the provisions of the 2005 Executive Management Compensation Plan.

Agreed by:

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Executive Signature                                              Date

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CEO Signature                                                    Date